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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                  July 30, 2004


                            CSX TRANSPORTATION, INC.
             (exact name of registrant as specified in its charter)

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
           Virginia                        1-3359                     54-6000720
 (State or other jurisdiction      (Commission File No.)             (IRS Employer
     of incorporation or                                          Identification No.)
        organization)
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            500 Water Street, 15th Floor, Jacksonville, Florida 32202
                    (Address of principal executive offices)

        Registrant's telephone number, including area code (904) 359-3100


                                    No Change
         (Former name or former address, if changed since last report.)
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Item 5.        Other Events and Required FD Disclosure.

This Current Report on Form 8-K includes on Exhibits 99.1 through 99.8 certain updates to the financial information contained in the Registrant's Registration Statement on Form S-4 (File No. 333-114796) which was declared effective on July 26, 2004 (the "CSXT Registration Statement"). All capitalized terms used in Exhibits 99.1 through 99.8 and not otherwise defined therein shall have the meanings provided for such terms in the Prospectus and Consent Solicitation Statement contained in the CSXT Registration Statement. The information contained in this Current Report on Form 8-K, including the exhibits hereto, is neither an offer to sell nor a solicitation of an offer to purchase any of the securities to be offered by the CSXT Registration Statement. The Registrant disclaims any responsibility for the Norfolk Southern Railway Company-specific information contained in Exhibit 99.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

               Exhibit No.    Exhibit Description

               99.1 Ranking of the Indebtedness of CSX Transportation, Inc. and Norfolk Southern Railway Company.

               99.2 Selected Historical Financial Data of Consolidated Rail Corporation as of June 30, 2004.

               99.3 Unaudited Pro Forma Financial Information of Consolidated Rail Corporation as of June 30, 2004.

               99.4 Management's Discussion and Analysis of Financial Condition and Results of Operations of Consolidated Rail Corporation as of June 30, 2004.

               99.5 Unaudited Pro Forma Financial Information of CSX Transportation, Inc. as of June 30, 2004.

               99.6           CSX Transportation, Inc. Capitalization.

               99.7           CSX Transportation, Inc. Ratio of Earnings to
                              Fixed Charges.

               99.8 Unaudited Consolidated Financial Statements of Consolidated Rail Corporation.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           CSX TRANSPORTATION, INC.
                                                     (Registrant)

                                           /s/  CAROLYN T. SIZEMORE
                                           Carolyn T. Sizemore
                                           Vice President and Controller
                                           (Principal Accounting Officer)

Date:  July 30, 2004


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                                  EXHIBIT INDEX

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            Exhibit No.                           Description

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               99.1           Ranking of the Indebtedness of CSX Transportation,
                              Inc. and Norfolk Southern Railway Company.

               99.2 Selected Historical Financial Data of Consolidated Rail Corporation as of June 30, 2004.

               99.3 Unaudited Pro Forma Financial Information of Consolidated Rail Corporation as of June 30, 2004.

               99.4 Management's Discussion and Analysis of Financial Condition and Results of Operations of Consolidated Rail Corporation as of June 30, 2004.

               99.5 Unaudited Pro Forma Financial Information of CSX Transportation, Inc. as of June 30, 2004.

               99.6           CSX Transportation, Inc. Capitalization.

               99.7           CSX Transportation, Inc. Ratio of Earnings to
                              Fixed Charges.

               99.8 Unaudited Consolidated Financial Statements of Consolidated Rail Corporation.

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